UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 167;240.14a-12

AVALON HOLDINGS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AVALON HOLDINGS CORPORATION

Notice of Annual Meeting

of Shareholders

April 29, 2010

and

Proxy Statement

Avalon Holdings Corporation — One American Way — Warren, Ohio 44484-5555

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD April 29, 2010

To the Shareholders of Avalon Holdings Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Avalon Holdings Corporation will be held at the Avalon Golf and Country Club at Squaw Creek, located at 761 Youngstown-Kingsville Road, Vienna, Ohio, on Thursday, April 29, 2010, at 10:00 A.M., local time, for the following purposes:

1.	To elect six Directors, two of whom will be Class A Directors elected by the holders of Class A Common Stock, and four of whom will be Class B Directors elected by the holders of Class B Common Stock, such Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified; and

2.	To transact such other business as may properly come before the meeting and any adjournment thereof;

all in accordance with the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on Thursday, March 4, 2010, as the record date for the determination of the shareholders entitled to notice of and to vote at such meeting or any adjournment thereof. Only those shareholders of record at the close of business on such date will be entitled to vote at the meeting or any adjournment thereof.

Your prompt action in sending in your proxy will be greatly appreciated. An envelope is provided for your use which requires no postage if mailed in the United States. If you have more than one shareholder account, you are receiving a proxy for each account. Please vote, date, sign and mail all proxies you receive.

Additionally, the Notice of Meeting, Proxy Statement, Proxy Card and our Annual Report to Shareholders for the fiscal year ended December 31, 2009 are available on our website at http://www.avalonholdings.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Timothy C. Coxson
Timothy C. Coxson
Secretary

Warren, Ohio

March 18, 2010

IMPORTANT:

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, WHICH ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY STATEMENT.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

April 29, 2010

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Avalon Holdings Corporation (the “Company”) of proxies in the form enclosed herewith to be voted at the Annual Meeting of Shareholders to be held at the Avalon Golf and Country Club at Squaw Creek, located at 761 Youngstown-Kingsville Road, Vienna, Ohio, on Thursday, April 29, 2010, at 10:00 A.M., local time, and at any adjournment thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement is being sent to each holder of the issued and outstanding shares of Class A Common Stock, $.01 par value, (“Class A Common Stock”) and Class B Common Stock, $.01 par value, (“Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) of the Company entitled to vote at the meeting in order to furnish information relating to the business to be transacted at the meeting. The Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2009, including financial statements, is being mailed to shareholders, together with this Proxy Statement and the accompanying form of proxy, beginning on or about March 26, 2010. Additionally, the Notice of Meeting, Proxy Statement, Proxy Card and our Annual Report to Shareholders for the fiscal year ended December 31, 2009 are available on our website at http://www.avalonholdings.com.

Any shareholder giving a proxy will have the right to revoke it at any time prior to the voting thereof by giving written notice to the Secretary of the Company, by voting in person at the Annual Meeting, or by execution of a subsequent proxy provided that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Shares of Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no applicable instructions are indicated, in favor of the Directors named therein. The persons named in the enclosed form of proxy are authorized to vote, in their discretion, upon such other business as may properly come before the meeting and any adjournment thereof. Only those shares represented at the Annual Meeting in person or by proxy shall be counted for purposes of determining the number of votes required for any proposals upon which shareholders of the Company shall be called upon to vote. Brokers who hold shares in street name for customers will not be able to vote the shares with respect to the election of directors without instructions from their customers. Shares for which brokers have not received instructions are referred to as “broker non-votes.” Abstentions and “broker non-votes” shall not be counted as votes for or against any matter upon which shareholders of the Company shall be called upon to vote. The Articles of Incorporation of the Company do not permit cumulative voting in the election of Directors.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on March 4, 2010, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof. At the Annual Meeting, the holders of Class A Common Stock will be entitled, as a class, to elect two Directors (“Class A Directors”) and the holders of Class B Common Stock will be entitled, as a class, to elect four Directors (“Class B Directors,” and together with the Class A Directors, the “Directors”).

Except for the election of Directors and as otherwise required by the provisions of the Company’s Articles of Incorporation or by law, holders of the Class A Common Stock and Class B Common Stock will vote or consent as a single class on all matters with each share of Class A Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share. In the event that the outstanding shares of Class B Common Stock constitute less than 50% of the total voting power of the issued and outstanding shares of Class A Common Stock and Class B Common Stock, the holders of the Class A Common Stock (one vote per share) and Class B Common Stock (ten votes per share) will vote as a single class for the election of Directors. At the close of business on March 4, 2010, the Company had outstanding 3,191,038 shares of Class A Common Stock entitling the holders thereof to 3,191,038 votes in the aggregate and 612,293 shares of Class B Common Stock entitling the holders thereof to 6,122,930 votes in the aggregate.

Each share of Class B Common Stock is convertible at any time, at the option of the shareholder, into one share of Class A Common Stock. Shares of Class B Common Stock are also automatically converted into shares of Class A Common Stock on the transfer of such shares to any person other than the Company, another holder of Class B Common Stock or a “Permitted Transferee” as defined in the Company’s Articles of Incorporation. The Class A Common Stock is not convertible.

The following table sets forth information with respect to beneficial ownership of the Class A Common Stock and Class B Common Stock by each person known to the Company to be the beneficial owner of more than five percent of either class of Common Stock. This information is as of December 31, 2009, unless noted that it is based upon Schedules 13-D or 13-G filed with the Securities and Exchange Commission (the “Commission”).

	Class A Common Stock		Class B Common Stock		Percent of all Common Stock	Percent of Total Voting Power
Name	Number of Shares	Percent of Class	Number of Shares	Percent of Class
Ronald E. Klingle (1)(2)	170,417	5.3%	611,133	99.8%	20.5%	67.4%

Anil C. Nalluri, M.D., Inc. Profit Sharing Plan and Trust (3)(4) c/o Anil C. Nalluri, M.D., Inc. 5500 Market Street, Suite 128 Youngstown, OH 44512	409,176	12.8	—	—	10.8	4.4

Advisory Research, Inc. (3)(5) 180 North Stetson St., Suite 5500 Chicago, IL 60601	375,703	11.8	—	—	9.9	4.0

Moloco Value Fund, L.P. (6) 346 Rheem Boulevard, Suite 210 Moraga, California 94556	245,336	7.7	—	—	6.5	2.6

Dimension Fund Advisors LP (7) 1299 Ocean Avenue, 11 Floor Santa Monica, California 94556	210,160	6.6	—	—	5.5	2.3

(1)	Includes 14,296 shares of Class B Common Stock owned by Mr. Klingle’s spouse, the beneficial ownership of which is disclaimed. Includes 1,067 shares of Class A Common Stock held by Mr. Klingle in the Avalon Holdings Corporation Participating Companies Profit Sharing Plan and Trust (including 397 shares held by Mr. Klingle’s spouse, the beneficial ownership of which Mr. Klingle disclaims). Mr. Klingle has sole voting power and sole investment power over 170,020 shares of Class A Common Stock and 596,837 shares of Class B Common Stock.

(2)	Ronald E. Klingle is an employee, executive officer and director of the Company. The address for Mr. Klingle is c/o Avalon Holdings Corporation, One American Way, Warren, Ohio 44484-5555.

(3)	Each named security holder has sole voting power and sole investment power over all of the shares listed.

(4)	Based upon information contained in Schedule 13D/A filed with the Commission on March 5, 2010.

(5)	Based upon information contained in Schedule 13G filed with the Commission on February 12, 2010.

(6)	Moloco Value Fund, L.P. (“Moloco”) has sole power to vote or dispose of the 245,336 Avalon Holdings Corporation Class A shares. Moloco Capital Partners LLC (“MCP”), the investment advisor to Moloco filed the Schedule 13G on behalf on Moloco. This information is contained in Schedule 13G filed with the Commission on February 17, 2010.

(7)	Dimensional Fund Advisors LP, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trust and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in the schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. In addition, the filing of the Schedule 13G shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by the Schedule 13G for any other purposes than Section 13(d) of the Securities Exchange Act of 1934. This information is contained in Schedule 13-G/A filed with the Commission on February 8, 2010.

ELECTION OF DIRECTORS

It is intended that the proxies will be voted for the election of the six nominees named below to hold office as Directors until the next succeeding annual shareholders’ meeting and until their respective successors are duly elected and qualified. Specifically, the holders of Class A Common Stock are entitled, as a class, to elect two Class A Directors and the holders of Class B Common Stock are entitled, as a class, to elect four Class B Directors. It is the intention of the persons named in the enclosed forms of proxy to vote such proxies as specified and if no specification is made, to vote such proxies for the election as Directors of the nominees for Class A Directors and Class B Directors listed below. All such nominees have consented to serve if elected. While management has no reason to believe that any of the nominees will not be available to serve as a Director, if for any reason any of them should become unavailable, the proxies will be voted for such substitute nominees as may be designated by the Board of Directors. The two nominees for Class A Directors receiving the greatest number of votes from the holders of shares of Class A Common Stock eligible to be cast at the meeting will be elected Class A Directors; and, the four nominees for Class B Directors receiving the greatest number of votes from the holders of shares of Class B Common Stock eligible to be cast at the meeting will be elected Class B Directors.

Set forth below is certain information about the nominees for Class A Directors and Class B Directors:

Name	Age	Director Since	Title	Term
Nominees for Class A Directors:
Kurtis D. Gramley	47	2007	Director	1 year
Stephen L. Gordon	68	1998	Director	1 year
Nominees for Class B Directors:
Ronald E. Klingle	62	1998	Chairman of the Board and Director	1 year
Steven M. Berry	47	2010	Chief Executive Officer and Director	1 year
Timothy C. Coxson	59	2007	Chief Financial Officer, Treasurer, Secretary and Director	1 year
David G. Bozanich	52	2007	Director	1 year

Set forth below is information concerning each nominee for election as a director, including such nominee’s principal occupation.

Kurtis Gramley has been a director of the Company since April 2007. He has been Chairman of the Board of Directors and Chief Executive Officer of Edgewood Surgical Hospital located in Transfer, Pennsylvania since 2004. From 2002 to present, Mr. Gramley has served as President and Chief Executive Officer of Kapital Development, LLC which is the founding entity of Edgewood Surgical Hospital. Mr Gramley has been involved in the development and management of healthcare related facilities and the medical profession since 1992. He was President of Shenango Inn Enterprises, Inc. and David Mead Inn Enterprises, Inc. from 1992 to 2000. Mr. Gramley received his Bachelor of Science degree in Accounting and Finance from the University of Virginia in 1985 and has been a Certified Public Accountant since 1986 and previously worked for PriceWaterhouseCoopers, a national public accounting firm. Mr. Gramley will serve as the financial expert on the audit committee.

Stephen L. Gordon has been a director of the Company since June 1998. Mr. Gordon has practiced Environmental Law since 1970. He was Deputy Attorney General for the State of New Jersey and subsequently held a number of positions in the New York State of Environmental Conservation. He has been a partner in the law firm of Beveridge & Diamond, P.C. since 1982. Mr. Gordon advises clients on hazardous and non-hazardous waste issues, water and groundwater issues, air emissions issues, as well as, issues dealing with the construction and operation of electric generation and electric transmission facilities. Mr. Gordon received his Bachelor of Arts degree from Rutgers University and his Doctor of Jurisprudence degree from the University of Pennsylvania.

Ronald E. Klingle has been a director and Chairman of the Board of the Company since June 1998. He was Chief Executive Officer from June 1998 until December 2002. He reassumed and held the position of Chief Executive Officer from March 15, 2004 until February 28, 2010. Mr. Klingle has over 30 years of environmental experience and received his Bachelor of Engineering degree in Chemical Engineering from Youngstown State University. Mr. Klingle is the spouse of Frances R. Klingle who is the Chief Administrative Officer of the Company.

Steven M. Berry was elected as a director and President and Chief Executive Officer on March 1, 2010 by the Board of Directors. Mr. Berry was Area Vice President for Waste Management, Inc. from 2006 until January 2009 and Vice President Marketing, Planning and Development from 1998 to 2006. Mr. Berry has over 25 years of experience in the waste management business and has extensive experience in mergers and acquisitions, customer service and sales and marketing. Mr. Berry received his Bachelor of Science degree from Kent State University.

Timothy C. Coxson has been a director of the Company since April 2007. He has been Chief Financial Officer and Treasurer since March 2006. Mr. Coxson became Secretary in April 2007. Mr. Coxson had been Chief Financial Officer and Treasurer of Avalon from June 1998 until August 2004. From September 2004 to March 2006, Mr. Coxson was Director of Corporate Services of Avalon. Mr. Coxson has over 25 years of experience working for publicly owned companies in accounting and external reporting. He received a Bachelor of Business Administration degree in Accounting from The Ohio State University.

David A. Bozanich has been a director of the Company since April 2007. He has been Director of Finance for the City of Youngstown since 2002. Prior to the position of Director of Finance, Mr. Bozanich was Deputy Director of Finance for the City of Youngstown overseeing economic development. Mr. Bozanich has extensive experience in economic development and governmental procurement. He has directly participated in structuring over 125 public/private projects totaling in excess of $2 billion. Mr. Bozanich received his Bachelor of Science degree in Business from the Youngstown State University.

Board leadership Structure

The Company does not have a policy on whether the roles of Chairman of the Board and Chief Executive Officer should be separate. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders. On March 1, 2010, the Board appointed Steven M. Berry as President and Chief Executive Officer. Prior to this appointment, Mr. Klingle held both positions. The Board believes that Mr. Berry, who has an extensive business background and experience in the waste industry, will provide leadership and growth for the Company.

Director Independence

Avalon Holdings Corporation is a controlled company because over 50% of the voting power of the Company is held by Mr. Klingle. As such, the Company does not require the majority of its directors to be independent. The Board of Directors has determined that the three members of the Audit Committee, Mr. Gramley, Mr. Gordon and Mr. Bozanich, are independent as defined by the Securities and Exchange Commission and NYSE Amex.

STOCK OWNERSHIP OF MANAGEMENT

The following table sets forth information as of December 31, 2009, with respect to beneficial ownership of the Class A Common Stock and Class B Common Stock by: (i) the Company’s directors, including nominees, and certain named officers of the Company, and (ii) all executive officers and directors, including nominees, as a group. See “Voting Securities and Principal Holders Thereof.”

	Class A Common Stock		Class B Common Stock		Percent of all Common Stock	Percent of Total Voting Power
Name	Number of Shares	Percent of Class	Number of Shares	Percent of Class
Ronald E. Klingle (1)(3)(4)	170,417	5.3%	611,133	99.8%	20.5%	67.4%
Steven M. Berry (1)(4)(6)	—	—	—	—	—	—
Timothy C. Coxson (1)(4)	399	*	—	—	—	*
Kurtis D. Gramley (4)	—	—	—	—	—	—
David G. Bozanich (4)	—	—	—	—	—	—
Stephen L. Gordon (4)	—	—	—	—	—	—
Frances R. Klingle (2)	397	*	14,296	2.3	*	1.5
All executive officers, directors and nominees for directors as a group (7 persons) (5)	170,816	5.4%	611,133	99.8%	20.6%	67.4%

*	Less than one percent.

(1)	Each is an employee, executive officer and director of the Company.

(2)	Ms. Klingle is an employee and executive officer of the Company.

(3)	Includes 14,296 shares of Class B Common Stock owned by Mr. Klingle’s spouse, the beneficial ownership of which is disclaimed. Includes 1,067 shares of Class A Common Stock held in the Avalon Holdings Corporation Participating Companies Profit Sharing Plan and Trust (including 397 shares held by Mr. Klingle’s spouse, the beneficial ownership of which Mr. Klingle disclaims). Mr. Klingle has sole voting power and sole investment power over 170,020 shares of Class A Common Stock and 596,837 shares of Class B Common Stock.

(4)	Each of these individuals is a nominee for Director.

(5)	In determining the number of shares held by executive officers and directors as a group, shares beneficially owned by more than one executive officer or director have been counted only once.

(6)	Mr. Berry was appointed President and Chief Executive Officer on March 1, 2010.

MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors has established four standing committees to assist in the discharge of its responsibilities. These are the Executive, Audit, Option Plan and Compensation Committees. The Board as a whole nominates directors for election. During 2009, the Board of Directors had five meetings.

Each incumbent Director acted pursuant to all written consents without formal meeting and attended at least 75% of the total number of meetings of the Board of Directors and the committees of the Board on which the respective Directors served during 2009.

The Executive Committee, subject to the restrictions of the Ohio General Corporation Law, may exercise the authority of the Board of Directors in the management of the business and affairs of the Company during intervals between meetings of the Board. During 2009, the Executive Committee held no meetings. The Executive Committee consists of three members, as follows: Messrs. Klingle (Chairman), Gramley and Bozanich.

The Audit Committee is responsible for recommending the firm of independent accountants to be engaged to audit the Company’s financial statements, reviewing the scope and results of the audit with the independent accountants, reviewing with management and the independent accountants the Company’s interim and year-end operating results, considering the adequacy of the internal accounting controls and procedures of the Company and reviewing the non-audit services to be performed by the independent accountants. During 2009, the Audit Committee held four meetings. The Audit Committee consists of three members, as follows: Messrs. Gramley (Chairman), Bozanich and Gordon. The Board of Directors has determined that each member of the Audit Committee is independent as defined by the Securities and Exchange Commission and NYSE Amex. The Board of Directors has identified Mr. Gramley as the Audit Committee financial expert. The Company has adopted a formal written Audit Committee Charter. The Audit Committee reviews and reassesses the adequacy of the formal written charter on an annual basis.

The Compensation Committee is responsible for reviewing and establishing the compensation arrangements for employees of the Company, including the salaries and bonuses of top management. During 2009, the Compensation Committee held one meeting. The Compensation Committee consists of three members, as follows: Messrs. Coxson (Chairman), Klingle and Gordon. Avalon Holdings Corporation is a controlled company because over 50% of the voting power of the Company is held by Mr. Klingle. As such, the members of the Company’s Compensation Committee are not all independent.

The Option Plan Committee determines grants of options to purchase shares under the Company’s 2009 Long-Term Incentive Plan (the “Plan”) based on recommendations made by the Company’s Compensation Committee. During 2009, the Option Plan Committee held no meetings. The Option Plan Committee consists of three members, as follows: Messrs. Gordon (Chairman), Gramley and Bozanich.

DIRECTOR NOMINATING PROCESS

Avalon Holdings Corporation is a controlled company because over 50% of the voting power of the Company is held by Mr. Klingle. As such, the Company does not have a Nominating Committee. Because Mr. Klingle holds a majority of the voting power, nominations for Directors are generally based on his recommendations. In general, the Company’s Board will nominate existing Directors for re-election unless the Board has a concern about the Director’s ability to perform his or her duties. In the event of a vacancy on the Board, potential candidates are evaluated based upon their experience, skills, integrity and background concerning the types of businesses in which the Company operates and how the nominee would complement the existing Board’s skills and experience.

The Board of Directors has no formal procedures to be followed in submitting recommendations of candidates for Director. However, nominations for Director may be made by our shareholders, provided such nominations comply with certain timing and information requirements set forth in our bylaws. Nominations should be made via written request to the attention of the Company’s Secretary, One American Way, Warren, Ohio 44484.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2009 Annual Report on SEC Form 10-K with the Company’s management and independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principals generally accepted in the United States of America.

The Audit Committee discussed with the Company’s independent auditors, Grant Thornton LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with Grant Thornton LLP, their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Company’s Annual Report on SEC Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Kurtis D. Gramley (Chairman)

Stephen L. Gordon

David G. Bozanich

Executive Compensation

Avalon is a controlled company as defined by the NYSE Amex company guide because over 50% of the voting power is held by Mr. Klingle. During 2009, Mr. Klingle was the Chairman of the Board, Chief Executive Officer and a member of the Compensation Committee. As such, the members of the Company’s Compensation Committee are not all independent. Although the Company’s executive compensation program is established by the Compensation Committee, the Compensation Committee and the Board of Directors, as a whole, discuss the reasonableness of the amounts of compensation received by the Chief Executive Officer and the other executive officers.

The Company maintains a cash compensation program which is designed to motivate, retain and attract management and is comprised of base salary and bonuses. The purpose of the base salary is to create a secure base of cash compensation for executives that is competitive with the market. Executive salaries do not follow a preset schedule or formula. Since 2001, the base salaries of the Chief Executive Officer, the Chief Administrative Officer and the Chief Executive Officer of American Waste Management Services, Inc. (“AWMS”), a wholly owned subsidiary of the Company, have not changed. For the most part, increases in compensation of the Chief Executive Officer and other executive officers are dependent upon discretionary bonuses approved by the Board of Directors, with the exception of Mr. Kenneth McMahon, Chief Executive Officer of AWMS. In order to provide an incentive for Mr. McMahon to grow and increase the profitability of AWMS, Mr. McMahon receives, as a bonus, ten percent of the income before taxes of AWMS.

The Compensation Committee discusses and reviews base salaries and discretionary bonuses for all of the executive officers, including Mr. Klingle, the Chief Executive Officer, based upon an evaluation of each individual’s performance, any change in responsibilities and their potential to contribute to the success of the Company. No specific weights have been assigned to those factors. With regard to individual performance of executive officers, other than the Chief Executive Officer, the Compensation Committee relies to a large extent on the Chief Executive Officer’s evaluation of each individual executive officer’s performance.

On October 6, 2009, at a Special meeting of Shareholders, the shareholders approved the 2009 Long-term Incentive Plan which provides for the granting of stock options which are intended to be non-qualified stock options for federal income tax purposes, except for those options designated as incentive stock options which qualify under Section 422 of the Internal Revenue Code. Based upon recommendations from Mr. Klingle or the Compensation Committee, the Option Plan Committee or the Board of Directors may grant stock options to executive officers and non-employee directors. The stock options granted are discretionary and are not based on specific performance goals. As of December 31, 2009, no options were granted under the 2009 Long-term Incentive Plan.

In August 2009, the Board of Directors eliminated the discretionary contribution to the Company’s 401(k) Profit sharing Plan for 2008 and 2009.

Section 162(m) of the Internal Revenue Code addresses the nondeductibility for federal income tax purposes of certain compensation in excess of $1 million paid to an employee during the taxable year. As it is highly unlikely that any executive officer or other employee of the Company will be awarded compensation in excess of $1 million in the foreseeable future, the Compensation Committee has not established a policy with respect to the nondeductibility of such employee compensation.

The Compensation Committee believes that the Chief Executive Officer, as well as, the other executive officers of the Company, are dedicated to achieving significant improvements in the Company’s long-term financial performance and that the compensation policies, plans and programs implemented by the Company contribute to achieving those results.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Executive Officers

The following information sets forth the compensation of the Company’s Principal Executive Officer and the Company’s three most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers as of December 31, 2009; in each case for services rendered in all capacities to the Company and/or its subsidiaries during the fiscal year ended December 31, 2009.

SUMMARY COMPENSATION TABLE

Annual Compensation (1)
Name and Principal Position	Year	Salary	Bonus	All Other Compensation (2)		Total
Ronald E. Klingle Chairman of the Board, and Chief Executive Officer (3)	2009 2008	$160,000 160,000	$15,000 15,000	$	— —	$175,000 175,000
Timothy C. Coxson Chief Financial Officer, Treasurer and Secretary	2009 2008	160,000 160,000	10,000 10,000		— —	170,000 170,000
Frances R. Klingle Chief Administrative Officer	2009 2008	95,000 95,000	10,000 10,000		— —	105,000 105,000
Kenneth J. McMahon Chief Executive Officer, American Waste Management Services, Inc.	2009 2008	130,000 130,000	243,253 336,133		— —	373,253 466,733

(1)	Includes salary and/or bonuses deferred pursuant to Section 401(k) of the Internal Revenue Code.

(2)	In August 2009, the Board of Directors eliminated the employer discretionary contribution to the Company’s 401(k) Profit Sharing Plan for the years 2009 and 2008.

(3)	On March 1, 2010 Mr. Klingle was replaced by Mr. Steven M. Berry as Chief Executive Officer.

Option Grants in Last Fiscal Year

There were no options granted during 2009.

Compensation of Directors

Each of the Company’s directors who is not an officer or employee of the Company is entitled to receive a retainer fee of $20,000 per year for Board of Directors membership and a fee of $1,000 for attendance at each Board of Directors meeting ($500 for a committee meeting held on a separate day). Officers and employees who serve as directors are not compensated for their services as directors. In accordance with the Avalon Holdings Corporation 2009 Long-Term Incentive Plan, non-employee directors are entitled to receive grants of options to purchase shares of Class A Common Stock as determined by the Board of Directors. All directors are reimbursed for expenses incurred in attending Board of Directors meetings and committee meetings.

Name	Fees Earned or Paid In Cash
Kurtis D. Gramley	$25,500
Stephen L. Gordon	25,000
David G. Bozanich	25,500

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

INDEPENDENT PUBLIC ACCOUNTANTS

The appointment of an independent public accountant is approved annually by the Board of Directors based on the recommendation of the Audit Committee. Grant Thornton LLP has served as independent public accountant of the Company since 1999. Representatives of Grant Thornton LLP will be present at the Annual Meeting of Shareholders and will be given an opportunity to make a statement if they desire to do so and will respond to appropriate questions from shareholders.

The aggregate fees billed to the Company for the year ended December 31, 2009 and 2008 by Grant Thornton LLP are as follows:

	Year Ended December 31,
	2009	2008
Audit fees	$151,720	$107,130
Audit-related fees	$8,518	$8,105
Tax fees	$—	$—
All other fees	$—	$—

The amount shown for “Audit fees” also includes fees relating to quarterly reviews of unaudited financial statements, consulting fees regarding a comment letter received from the Securities and Exchange Commission and fees for audit services relating to compliance with Sarbanes-Oxley. The amount shown for “audit-related fees” relates to the audit of the Company’s 401(k) profit sharing plan.

PRE-APPROVAL POLICY REGARDING INDEPENDENT AUDITORS

It is the Audit Committee’s policy to pre-approve all audit and non-audit services performed by Avalon’s independent auditors, Grant Thornton LLP. The Audit Committee pre-approved all services provided by Grant Thornton LLP in 2009.

COMPLIANCE WITH SECTION 16(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, its executive officers and persons holding more than 10 percent of a class of the Company’s equity securities, to file with the Commission, the NYSE Amex and the Company, initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. These officers, directors and greater than 10 percent shareholders are required by the Commission’s regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company, all such Section 16(a) reports are filed.

ANNUAL REPORT TO SHAREHOLDERS

The Company has enclosed its Annual Report to Shareholders for the Company and its subsidiaries for the year ended December 31, 2009, including financial statements reflecting the financial position and results of operations of the Company and its subsidiaries for that year. The Annual Report is not deemed to have been filed with the Commission and such report is not incorporated in this Proxy Statement nor is it part of this proxy solicitation.

SHAREHOLDER PROPOSALS

Any shareholder proposals which are intended to be presented at the 2011 Annual Meeting of Shareholders must be received by the Secretary of the Company at our principal executive offices no later than November 26, 2010. Such proposals must meet the requirements of the Commission to be eligible for inclusion in the Company’s 2011 Proxy Materials.

FORM 10-K REPORT

THE COMPANY FILED ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009, WITH THE COMMISSION ON OR ABOUT MARCH 18, 2010. A COPY OF THE REPORT, INCLUDING ANY FINANCIAL STATEMENTS AND SCHEDULES, AND A LIST DESCRIBING ANY EXHIBITS NOT CONTAINED THEREIN, MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER. THE EXHIBITS ARE AVAILABLE UPON PAYMENT OF NOMINAL CHARGES WHICH APPROXIMATE THE COMPANY’S COST OF REPRODUCTION OF THE EXHIBITS. WRITTEN REQUESTS FOR COPIES OF THE REPORT OR EXHIBITS SHOULD BE DIRECTED TO THE SECRETARY, AVALON HOLDINGS CORPORATION, ONE AMERICAN WAY, WARREN, OHIO 44484-5555.

OTHER MATTERS

The Board of Directors does not know of any matters or business to be presented for action at the meeting other than as set forth above. The enclosed proxy does, however, confer discretionary authority upon the persons named therein, or their substitutes, to take action with respect to any other matter that may properly be brought before the meeting or any adjournment thereof.

SOLICITATION OF PROXIES

The enclosed form of proxy is solicited by the Board of Directors and the proxies named therein have been designated by the Board of Directors. Shares represented by the proxy will be voted at the meeting and, where a choice has been specified, such shares will be voted in accordance with such specification. If no specification is indicated, the proxies will be voted for the election of the nominees named herein as directors and on other matters presented for a vote in accordance with the judgment of the persons acting under the proxies. The cost of preparing, printing, assembling and mailing will be paid by the Company. In addition to the solicitation of proxies by mail, officers, directors, or other employees of the Company, as yet undesignated, and without additional remuneration, may solicit proxies personally or by other appropriate means, if deemed advisable. The Company will request brokers, banks and other nominees to send proxy material to, and obtain proxies from, the beneficial owners of Common Stock held of record by them and it will reimburse such persons for their expenses in so doing.

We request that you complete, sign, date and return your proxy promptly to ensure that your shares will be voted at the meeting. It is hoped that you will attend the meeting. For your convenience, a self-addressed envelope, which requires no additional postage if mailed in the United States, is enclosed.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Timothy C. Coxson
Timothy C. Coxson
Secretary

Warren, Ohio

March 18, 2010

ANNUAL MEETING OF SHAREHOLDERS OF

AVALON HOLDINGS CORPORATION

April 29, 2010

Class A Common Stock

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement, proxy card and Annual Report are available at http://www.avalonholdings.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

20200000000000000000 6	042910

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The Board of Directors recommends a vote FOR the election of the following nominees:		You are encouraged to specify your choice by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations. The Proxies cannot vote your shares unless you sign and return this Card. A return envelope is enclosed.
NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	O Kurtis D. Gramley O Stephen L. Gordon
INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

A PROXY	AVALON HOLDINGS CORPORATION

Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting April 29, 2010

The undersigned hereby appoints Ronald E. Klingle and Timothy C. Coxson, or either of them, attorneys and proxies with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Avalon Holdings Corporation to be held at the Avalon Golf and Country Club at Squaw Creek, located at 761 Youngstown-Kingsville Road, Vienna, Ohio, on Thursday, April 29, 2010 at 10:00 a.m., local time, and at any adjournment thereof, and to vote the number of shares of Class A Common Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting which are more fully described in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, relating to such Annual Meeting, in the manner specified and on any other business that may properly come before the meeting.

(Continued and to be signed on the reverse side)

|	14475

ANNUAL MEETING OF SHAREHOLDERS OF

AVALON HOLDINGS CORPORATION

April 29, 2010

Class B Common Stock

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement, proxy card and Annual Report are available at http://www.avalonholdings.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

20400000000000000000 4	042910

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The Board of Directors recommends a vote FOR the election of the following nominees:		You are encouraged to specify your choice by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations. The Proxies cannot vote your shares unless you sign and return this Card. A return envelope is enclosed.
NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	O Ronald E. Klingle O Timothy C. Coxson O David G. Bozanich O Steven M. Berry
INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

B PROXY	AVALON HOLDINGS CORPORATION

Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting April 29, 2010

The undersigned hereby appoints Ronald E. Klingle and Timothy C. Coxson, or either of them, attorneys and proxies with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Avalon Holdings Corporation to be held at the Avalon Golf and Country Club at Squaw Creek, located at 761 Youngstown-Kingsville Road, Vienna, Ohio, on Thursday, April 29, 2010 at 10:00 a.m., local time, and at any adjournment thereof, and to vote the number of shares of Class B Common Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting which are more fully described in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, relating to such Annual Meeting, in the manner specified and on any other business that may properly come before the meeting.

(Continued and to be signed on the reverse side)

14475

Avalon Holdings Corporation Participating Companies Profit Sharing Plan and Trust (the “Plan”)

VOTING INSTRUCTIONS ARE SOLICITED BY FIRST NATIONAL TRUST COMPANY, THE PLAN’S TRUSTEE,

FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 29, 2010.

As a Plan Participant, I acknowledge receipt of the Notice of Annual Meeting and Proxy Statement relating to the Annual Meeting of Shareholders of Avalon Holdings Corporation (the “Company”) to be held at the Avalon Golf and Country Club at Squaw Creek, located at 761 Youngstown-Kingsville Road, Vienna, Ohio, on Thursday, April 29, 2010, at 10:00 a.m., local time or at any adjournment thereof, and I hereby instruct First National Trust Company, as Trustee under the Plan (the “Trustee”), to vote the shares of Class A Common Stock of the Company relating to my Plan account for which I have the right to give voting directions under the Plan, at such Annual Meeting in the manner set forth hereon. This card must be returned to First National Trust Company using the enclosed envelope, who will tabulate voting instructions for the Trustee. If this card is not received by First National Trust Company on or before the close of business on April 22, 2010, the Trustee cannot ensure that your voting instructions will be tabulated and counted. Your voting instructions will be accorded confidential treatment.

The Notice of Meeting, Proxy Statement and Annual Report to Shareholders for the fiscal year ended

December 31, 2009 are available on our website at http://www.avalonholdings.com.

Please sign, date and return this card promptly using the enclosed envelope

(To be signed on the reverse side)

Avalon Holdings Corporation Participating Companies Profit Sharing Plan and Trust (the “Plan”)

VOTING INSTRUCTIONS ARE SOLICITED BY FIRST NATIONAL TRUST COMPANY, THE PLAN’S TRUSTEE,

FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 29, 2010.

(Continued on the reverse side)

SIGNATURE	DATE

This Voting Instruction Card should be signed exactly as name appears hereon. Please sign, date and return this card promptly using the enclosed envelope.

1. ELECTION OF DIRECTORS BY THE HOLDERS OF CLASS A COMMON STOCK.

The Board of Directors of the Company recommends a vote FOR the election of the following nominees.

Nominees: Kurtis D. Gramley and Stephen L. Gordon

☐ FOR all nominees listed above, except vote withheld for the following nominee(s):

☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ADJOURNMENTS THEREOF.

This Voting Instruction Card, when properly executed, will be voted as directed above. If such card is returned executed with no direction given or if not returned at all, the Trustee shall vote in its absolute discretion.